Supplement to the
Fidelity® New York Municipal Income Fund
Class A, Class T, Class B and Class C
March 31, 2016
As Revised May 2, 2016
Summary Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

Effective December 12, 2016, the redemption fee has been removed.

ASNM-SUM-17-01 1.9880433.101	March 1, 2017